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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 25, 2001 on PerkinElmer's financial statements for the year ended December 31, 2000, included in its Annual Report on Form 10-K, dated December 31, 2000 and to all references to our Firm included in this registration statement.

                                                /s/ Arthur Andersen LLP


Boston, Massachusetts
May 30, 2001